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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     December 23, 1998
                                                 ---------------------------

                        RIO HOTEL & CASINO, INC.
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           (Exact name of Registrant as specified in charter)

                                 Nevada
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             (State or other jurisdiction of incorporation)

             1-11569                               95-3671082
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    (Commission File Number)          (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada                      89103
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code      (702) 252-7733
                                                   -------------------------

                             Not applicable
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     (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On December 23, 1998, Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), amended its Employee Retirement Savings Plan (the "Rio 401(k) Plan"). The Rio 401(k) Plan was amended to provide that, effective as of the effective date of the anticipated merger of Rio with and into Harrah's Entertainment, Inc. (the "Merger"), (i) employees hired before the effective date of the Merger will continue to participate in the current Rio 401(k) Plan with the exception that any employees who are or become eligible to receive matching contributions from Rio will receive a matching contribution equal to 100% (increased from 25%) of their deferred compensation amount, up to a maximum of 6% of their total compensation for the pay period, and (ii) employees hired on or after the effective date of the Merger will become eligible to defer compensation after 90 days of employment and to receive matching contributions equal to 100% of their deferred compensation amount, up to a maximum of 6% of their total compensation for the pay period, on the first January 1 or July 1 immediately after or coincident with one year of employment and attaining the age of 21. The amendments to the Rio 401(k) Plan were unanimously approved by the Board of Directors of Rio.

        The foregoing summary of the amendments to the Rio 401(k) Plan is not complete and is qualified in its entirety by reference to the text of that certain Fifteenth Amendment to the Rio 401(k) Plan, a copy of which is filed as Exhibit 4.01 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             4.01       Fifteenth Amendment to Rio Hotel & Casino
                        Employee  Retirement  Savings Plan  dated
                        December 23, 1998.

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                            SIGNATURE

        Pursuant  to the  requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RIO HOTEL & CASINO, INC.
                                           (Registrant)



Date:  December 29, 1998         By:  /s/ Ronald J. Radcliffe
                                    -----------------------------
                                      RONALD J. RADCLIFFE
                                      VICE PRESIDENT, CHIEF
                                      FINANCIAL OFFICER AND
                                      TREASURER

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                          EXHIBIT INDEX


EXHIBIT                                                 PAGE
NUMBER                   DESCRIPTION                    NUMBER

4.01      Fifteenth Amendment to  Rio Hotel  &  Casino     5
          Employee  Retirement  Savings   Plan   dated
          December 23, 1998.

                                4